PROSHARES TRUST

ProShares Ultra Communication Services Select Sector (XCOM)

ProShares UltraShort Communication Services Select Sector (YCOM)

(collectively, the “Funds”)

Supplement dated September 15, 2020

to each Fund’s Summary Prospectus, Statutory Prospectus and

Statement of Additional Information

dated October 1, 2019, each as supplemented or amended

On September 15, 2020, the Board of Trustees of ProShares Trust approved a Plan of Liquidation and Termination for the following funds, traded on the exchanges noted.

Fund	Ticker	Exchange
Ultra Communication Services Select Sector UltraShort Communication Services Select Sector	XCOM YCOM	NYSE Arca NYSE Arca

The last day the Funds will accept creation orders from Authorized Participants is October 1, 2020. It is expected that October 1, 2020 will be each Fund’s last full day of trading on their respective exchanges. Shareholders may sell their shares of a Fund (subject to any applicable brokerage or transaction costs) until the market close on October 1, 2020. Trading in each Fund will be suspended after the close of business on October 1, 2020.

From October 2, 2020 through October 13, 2020 (the expected “Distribution Date”), shares of each Fund will not be traded on their respective exchanges and there will not be a secondary market for the Funds’ shares. On or about October 1, 2020, each Fund will begin the process of liquidating its portfolio and will not be managed in accordance with its investment objective or engage in normal business activities, except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities, and distributing its remaining assets to its shareholders.

Any shareholders remaining in a Fund on the Distribution Date will automatically have their shares redeemed at the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities, including any costs of liquidating the Fund. Proceeds of the liquidation are currently expected to be sent to shareholders on or about the Distribution Date.

Each Fund may distribute to its shareholders capital gains and net investment income on or before the Distribution Date. These cash distributions are taxable events. Shareholders should consult their tax advisor about any potential tax consequences.

For more information, please contact the Funds at 1-866-776-5125.

Please retain this supplement for future reference.